PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)

PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated July 31, 2024

to Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

This Supplement describes a change to a variable investment option available in your Annuity.

Portfolio Expense Changes: American Funds Insurance Series® International Fund - Class 4

Effective immediately, the Current Expenses listed in the table in “Appendix A - Portfolios Available Under the Annuity” for the Portfolio is restated as shown below. The Fund Type, Advisor/Subadvisors, and Average Annual Total Returns appearing in Appendix A for the Portfolio is not changed.

Portfolio Company	Current Expenses
American Funds Insurance Series® International Fund - Class 4	1.03%

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

If you have any questions or would like another copy of the current Annuity or Fund Prospectuses, please call us at

1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPISUP2-N4